UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 22, 2026

BJ’S WHOLESALE CLUB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38559	45-2936287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Campus Drive,
Marlborough, Massachusetts	01752
(Address of principal executive offices)	(Zip Code)

(774) 512-7400
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	BJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Settlement Awards

In connection with the previously disclosed settlement of credit card interchange fee litigation in which BJ’s Wholesale Club Holdings, Inc. (the “Company”) was a plaintiff, on September 22, 2026, the Compensation Committee of the Company’s Board of Directors approved one-time awards for Laura Felice, the Company’s Executive Vice President, Chief Financial Officer, and Bill Werner, then the Company’s Executive Vice President, Strategy and Development, in recognition of their respective contributions to successfully resolving the matter. Ms. Felice’s award consisted of a lump sum cash payment of $250,000 and Mr. Werner’s award consisted of (i) a lump sum cash payment of $500,000 and (ii) restricted stock units (“RSUs”) granted on September 30, 2026, with a grant-date value of $500,000. Mr. Werner’s RSUs will vest in full on the second anniversary of the grant date, assuming his continued service through that date.

Promotion and Compensation Adjustment

On October 8, 2026, the Company announced the promotion of Bill Werner, formerly Executive Vice President, Strategy and Development, to Executive Vice President, Chief Development Officer, effective on the same date. In his new role, Mr. Werner will assume additional responsibilities for managing the Company’s business to business operations in addition to his current responsibilities leading growth strategies across the Company’s real estate and fuel operations.

In connection with his expanded responsibilities, Mr. Werner’s annual base salary was increased to $800,000. Mr. Werner’s employment agreement, dated as of May 10, 2021, remains unchanged and in effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2026

BJ’S WHOLESALE CLUB HOLDINGS, INC.

By:	/s/ Graham N. Luce
Name:	Graham N. Luce
Title:	Executive Vice President, Secretary